UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Solicitation Material under §240.14a-12

ProtoKinetix, Incorporated

(Name of Registrant as Specified in Its Charter)

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Annual General Stockholders’ Meeting February 11, 2022

Cautionary Note Regarding Forward - Looking Statements The information discussed in this presentation includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. These forward looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases. Although we believe that the expectations reflected in these forward looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Among these risks are those set forth in the Company’s SEC filings available on EDGAR. It is important that each person attending this presentation understand the significant risks attendant to the operations of ProtoKinetix. ProtoKinetix disclaims any obligation to update any forward looking statement made here. This presentation does not constitute or form a part of any offer or solicitation to purchase or subscribe for securities in the United States. The securities referred to herein have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any state or other jurisdiction in the United States, and may not be offered or sold, directly or indirectly, except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act.

Overview

Market Development » Moving share price average + 28.6% » TriPeak - price average + 101.8% » Average Qrt . - Trading Vol. - 10.4% » Average Qrt . Vol. 2019 - 21: ~ 6.3M » NDA Agreements + 25 » MTA Agreement + 3 » IP Security to year 2042 » A Growing Share - Holder Family: $PKTX 3yr Period 2016 - 18 to 2019 - 21

Exclusive Patent Security Until 2042

- ProtoKinetix has patent coverage for the composition of matter for the family of AAGP compounds including PKX-001in US, Europe & Canada, Internationally, along with processing IP shared with AmbioPharm Inc. to secure supply and meet distribution needs globally.
- Composition of Matter and Method of use patent families (P2594; P2628; P3601; P5136; P5168; P5386 on File at Benoit-Cote LLP) for PKX-001have been secured in an ocular setting out **to year 2041**. Specifically, for enhancing neurosensory precursor cells (NPC; e.g. photoreceptor precursor cells), and for the treatment of dry eye disease; including hypo-immune efficacy. Additional for transplantation/cryopreservation extend to year **2042+**



200000
150000
100000
50000
0
Expeditures ($USD)
$
$$
$$
$$$
2015-16
2017-18
2019-20
2021-22**

- **Growing Assets** in our Intellectual Property Portfolio by **+286%** in expenditures to secure valuation in addressable markets.

**Estimated prospectively

AAGP
Regenerative Medicine
PKX-001
Diabetes
Macular Degeneration
Phase 1B Trial
Dry AMD
Wet AMD
Partner
Partner
Therapeutics
PKX-###
PKX-###
PKX-###
Dry Eye Disease
Dermatology
Pulmonology
Proof of Concept
Proof of Concept
Proof of Concept
FORMULATION
Formulation
Formulation
TOXICOLOGY
Toxicology
Toxicology
IND/FDA
IND/FDA
IND/FDA
Phase 1 Trial
Phase 1 Trial
Phase 1 Trial
protoKinetix
SAVE CELLS. CHANGE LIVES.


Cd4 T-cell Density
Cd4+ in conjunctiva epithelium (#cells/100 µm)
1.50
1.25
1.00
0.75
0.50
0.25
P < 0.0001
*Restasis®
Normal
Ctrl
PKX-001

*Efficacy determined from literature reference Coursey et al. Translational Vision Science & Technology, Oct. 2018 Vol7;24

Regenerative & Transplant Medicine (AAGP as companion product): • Acquired approval from Health Canada for Phase - 1b clinical trial T1D islet cell grafting ( NOTE: Elective surgery Covid - induced slow - down continues ) • Completed & published pre - clinical AMD iPS - RPC graft restoring vision in pre - clinical studies. • Engaged KOL in AMD cell therapy at the NIH Eye Institute. • A completed statement of work (SoW) with IQVIA project partner to map go - forward planning to Phase - 1 clinical trial for AMD (with partnership/license - out). • Filed new IP related to work with brain trusts for hypo - immune & conferring immunopriviledge in cell/organ transplantation. • Agreements signed with double - digit $Bill Mkt Cap Cell - Therapy Inc. Topical Therapeutics (AAGP as stand - alone product): • Completed ocular safety studies in small animals ( EyeCro , mice) • Completed ocular safety studies in large animals ( CharlesRiver , rabbits) • Completed ocular efficacy study - > compare to Restasis® Revenue: $2.6BLN , 2021 • Completed statement of work with IQVIA project partner to map a go - forward plan to Phase - 1/2 clinical trials for DED • Completion of >10 varied clinical formulation eye drops suited to clinical use with partners stability, efficacy verification testing and formulation adjustments are ongoing (Catalent, EyeCro ) • Agreements signed with triple - digit $Billion Mkt Cap Dermatology/Cosmeceutical Inc.

Looking Forward • Continue engagements to P&L for DED & AMD • Further engage BrainTrusts & CRO for Pulmonary Route of Administration & Proof of Concept Studies. • Continue engagement in P&L for Regenerative/Transplant Medicine, Islets, Dermatology, & Pulmonary Medicine • Develop TAM/SAM Market forecasts for other RTM, Skin & Lung • Advance GoToMarket for DED (Safety, CMC, & Ph1/2)

Thank You!

from

protoKinetix

- Additional information on efficacy, safety and manufacturing of PKX-001 is available under CDA
- ProtoKinetix Inc. is seeking collaboration and licensing partners to further the development of PKX-001.

For information please contact:

L. Grant Young
Co-founder,
ProtoKinetix Inc.

Telephone: +1-604-679-0121
E-mail: grantyoung@shaw.ca
Website: protokinetix.com

PKX - 001 in Dry Eye Disease Program Updates Dana Nohynek, MSc., RAC Regulatory Consultant February 11, 2022

1 The information discussed in this presentation includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. These forward looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases. Although we believe that the expectations reflected in these forward looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Among these risks are those set forth in the Company’s SEC filings available on EDGAR. It is important that each person attending this presentation understand the significant risks attendant to the operations of ProtoKinetix . ProtoKinetix disclaims any obligation to update any forward looking statement made here. This presentation does not constitute or form a part of any offer or solicitation to purchase or subscribe for securities in the United States. The securities referred to herein have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any state or other jurisdiction in the United States, and may not be offered or sold, directly or indirectly, except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act. Cautionary Note Regarding Forward - Looking Statements

2 • Dry eye results from failure to produce enough quality tears to lubricate and nourish the eye , leading to corneal surface abrasion, inflammation and vision problems • ~22.2 million patients in United States have chronic dry eye (5 - 30% of the population) • Dry eye disease is multifactorial disease , results in spectrum of symptoms and/or signs: - Symptoms: discomfort and visual disturbances described as eye dryness, foreign body sensation, grittiness, light sensitivity, and pain. - Clinical signs: diminished tear volume, increased ocular surface staining, reduced tear break - up time, abnormal meibomian glands, tear hyperosmolarity, inflammation and ocular surface damage. • Current treatment options have slow onset of action and aren’t suitable for long term use • There is an opportunity and unmet need for the safe and efficacious treatment for DED Dry Eye Disease (DED)

3 • PKX - 001 Target Indication: “For the treatment of the signs and symptoms of dry eye disease (DED)” • Development efforts focused on enabling PKX - 001 to be evaluated in the clinic in a First - In - Human (FIH) Phase 1/2 study • Phase 1/2 study is planned in Canada with future clinical evaluations (Phase 2 and Phase 3) conducted primarily in the United States - Conducting trials in Canada presents a cost - effective option since only a targeted regulatory dossier is necessary compared to the significant time and effort required to prepare an IND for the US FDA - As an ICH - compliant country with established framework for conducting clinical investigations, submission of data generated in Canada to a US IND does not pose regulatory risk • The Canadian regulatory authority (Health Canada) will be consulted prior to submission of a Clinical Trial Application to obtain early feedback on the planned preclinical development activities and to minimize regulatory risk of approval of the trial • US FDA will be engaged in a pre - IND interaction prior to submission of an IND - US FDA may be consulted prior to conducting Phase 1/2 trial in Canada to further de - risk the program for a future IND submission Regulatory Strategy

4 Drug Substance (PKX - 001 Powder) • Route of synthesis for drug substance (peptide) established and suitable for GMP manufacture • ~1 kg of drug substance needed to support toxicology studies and clinical supplies Drug Product (PKX - 001 Ophthalmic Solution) • Drug product formulation development activities at Catalent: - Two formulations were evaluated in pharmacology studies - Additional characterization of formulations and comparison to historical formulation in progress • Vendor identification for drug product manufacture in progress • Formulated drug product required for toxicology (topical) studies • Placebo and up to 3 drug product strengths are anticipated for Phase 1/2 clinical trial Duration and Cost • ~ 1 year to manufacture drug substance and drug product for Phase 1/2 clinical trial • Expected cost is ~ $2 MLN USD Current PKX - 001 GMP Product Status

Estimated Timeline to GMP Drug Product for Clinical Use


M1
M2
M3
M4
M5
M6
M7
M8
M9
M10
M11
M12
DS analytical development
GMP DS manufacture
GMP DS manufacture
GMP DS stability
Non-GMP DS manufacture
Non-GMP DS stability
Non-GMP DP manufacture
Non-GMP DP stability
DP analytical development
GMP DP manufacture
GMP DP stability
CTM labeling

NOTE: estimated timing based upon prior experience. Vendor lead time for project start may impact overall program timeline and deliverables
DS: Drug Substance
DP: Drug Product
CTM: Clinical Trial Material
GMP: Good Manufacturing Practice

protoKinetix 5

6 • PKX - 001 efficacy demonstrated in murine dry eye disease model conducted by eyeCRO - PKX - 001 formulated as 5% topical solution in Balanced Salt Solution and administered as ocular drops to mice with induced dry eye disease - PKX - 001 solution was compared to vehicle (placebo) and positive control (cyclosporin in formulation not approved for clinical use) • PKX - 001 treatments improved corneal permeability to the same level as positive control (Study 1) • PKX - 001 significantly improved goblet cell density and reduced CD4+ cell infiltration • Approved drug Restasis showed no benefit in this acute and difficult to treat model (literature data published by eyeCRO ) Pharmacology: PKX - 001 efficacious in mouse DED model Positive Control 51% 53% Pre - treat 5% PKX - 001 QID Positive Control Restasis 82% 3% Reduction in corneal permeability (%) Study 1 Literature data • Similar protective results were obtained in confirmatory study of DED that also evaluated different PKX - 001 concentrations and dosing regimens • Formulation development and optimisation work currently ongoing

7 Local tolerance: PKX - 001 does not cause eye irritation • Ocular irritation study in rabbits • Ocular irritation and tolerance study in mice General toxicology: PKX - 001 is well tolerated • Single dose exploratory intravenous study in mice • Repeat - dose exploratory ocular toxicology study in rabbits Genotoxicity (part of required Clinical Trial - enabling studies): PKX - 001 is not genotoxic in vitro • Bacterial reverse mutation assay (GLP) • Micronucleus test in Chinese hamster ovary cells (GLP) Initial Nonclinical Studies: PKX - 001 is safe upon ocular and IV administration and not genotoxic GLP: Good Laboratory Practice

8 Requirements • Before initiation of any clinical studies, standard package of nonclinical toxicology studies must be completed • Objectives of nonclinical studies are to determine safe doses, characterize target toxicity and effects on vital organs, assess reversibility of adverse effects, and define drug’s pharmacokinetics • Pivotal nonclinical toxicology studies must be done under Good Laboratory Practice (GLP) conditions Duration of Program • Approximately one year is required to complete all Clinical Trial - enabling studies (from first study initiation to final study reports for all studies). • Additional time (~ 6 months) necessary for CRO selection, agreements, quotes and study scheduling Cost of Program • Approximately $1.5 MLN USD (not including personnel and product costs) Nonclinical Toxicology Program (to enable Phase 1/2 trial start)

9 Secondary pharmacology and safety pharmacology studies • Broad selectivity screen (a panel of receptors, ion channels, transporters and enzymes), non - GLP • In vitro cardiotoxicity ( hERG and Ion channels) and in vivo cardiovascular study in dogs, GLP • Respiratory study and central nervous system study in rodents, GLP In vitro studies • Metabolism studies (metabolism in different species; metabolic profiling; reaction phenotyping, others) non - GLP • Binding studies (melanin and plasma proteins from different species), non - GLP • Phototoxicity test in fibroblasts, GLP • Cytotoxicity test in corneal epithelial cells or similar ocular models, non - GLP Analytical and bioanalytical method development/validation • Analytical method development, non - GLP, and method validation, GLP, for PKX - 001 formulation analysis • Bioanalytical method development, non - GLP, and method validation, GLP, for plasma PKX - 001 analysis (separate studies for all required rodent and non - rodent species) General toxicology studies • Single dose and repeat - dose range - finding and toxicokinetic (TK) studies in rabbits and non - rodents (ocular route), non - GLP • Single dose and repeat - dose range - finding and TK studies in rodents and non - rodents (IV route), non - GLP • Definitive repeat - dose toxicology and TK studies in rabbits and non - rodents (ocular route), GLP • Definitive repeat - dose toxicology and TK study in rodents (IV route), GLP Nonclinical Program: Planned/Upcoming Studies

10 • Phase 1/2 clinical trial will be conducted in Canada, taking advantage of a less burdensome regulatory dossier requirement - Study will be run by a Contract Research Organization with prior experience in conducting ocular studies - At least 2 clinical centers will be engaged: a Phase I unit with readily accessible healthy volunteers population • Study design will incorporate a 2 - stage approach: - Stage 1: dose escalation in healthy volunteers evaluation up to 3 doses to reach the maximum tolerated dose - Stage 2: evaluation of maximum tolerated dose against vehicle (ophthalmic solution without PKX - 001) at multiple dosing regimens in DED patients • Multi - stage study design allows: - Collection of important safety and pharmacokinetic information AND early evaluation of efficacy within one trial - Lower cost and faster timelime to critical decision - making (compared to traditional Phase I study in healthy volunteers only, followed by Phase II in DED patients) • Study design is consistent with other therapeutic products in ocular space Clinical Program

11 Phase 1/2 Clinical Study: Preliminary Design Objectives: Primary: Safety and Tolerability, Pharmacokinetics Secondary: Efficacy Study Design: Multi - center, randomized, double - masked, vehicle - controlled, dose - escalation study Stage 1: a) Single - dose administration of PKX - 001 or vehicle b) Advancement to multi - day dosing for up to 7 day c) Dose - escalation to next dose level until Maximum Tolerated Dose (MTD) is reached Stage 2: MTD selected from Stage 1, 3 - arm evaluation comparing at least two dosing regimens (e.g. once daily, twice daily) and vehicle Study Population: Stage 1: Healthy Volunteers Stage 2: Patients with DED Dose: Stage 1: 0% (vehicle), 2 - 3 doses, ranging 1 - 5% PKX - 001 Stage 2: 0% (vehicle), MTD from Stage 1 Dosing Regimen and Duration Stage 1: single dose followed by daily dosing for up to 7 days, regimen to be determined Stage 2: daily dosing for up to 14 days, compared to vehicle, regimens to be determined Number of Subjects: Stage 1: n= ~25 (n=5 per cohort + n=5 expanded in MTD) Stage 2: n= ~25 - 50 Endpoints: Primary: treatment - emergent adverse events, visual acuity, ocular comfort, pharmacokinetic parameters Secondary: Schirmer’s test, corneal staining, conjunctival staining

Timeline and Key Milestones


2022
2023
2024
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
DP formulation selected
GMP product manufacturing
GMP product ready for clinical trial
Toxicology program execution
Health Canada consultation
CTA Submission
Phase 1/2 Clinical Trial

CTA: Clinical Trial Application
DP: Drug Product
GMP: Good Manufacturing Practices

protoKinetix 12